FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                    Date of Report (Date of November 13, 2002

                        NEUROTECH DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                 0-15179              06-1100063
    ----------------------------     ------------       -------------------
    (State or other jurisdiction     (Commission)        (I.R.S. employer
         of incorporation)           file number)       identification no.)


                 10 Cedar Swamp Road, Glen Cove, New York 11542
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               (Address of principal executive offices) (Zip code)
       Registrant's telephone number, including area code (516) 671-2400

                                       N/A
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          (Former name or former address, if changed since last report)
       Items 1 through 3 and Items 5, 6, 8 and 9 are not included in this report because they are not applicable.


Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 13, 2002, Neurotech Development Corporation (the "Company") dismissed its independent auditors, BDO International ("BDO").

The decision to dismiss the independent auditors was approved by the Company's Board of Directors.

BDO not having completed any audit period but only one quarterly report creates reliance on the companies previous auditor Weaver & Tidwell LLP.

The reports of BDO on the Company's financial statements within the one most recent quarter or any subsequent interim period did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports of BDO on the Company's financial statements for the quarter ended March 31, 2002 included going concern stipulations carried through from previous reports furnished by "Weaver".


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During the Company's two most recent fiscal years and in any subsequent  interim
period   preceding   Weaver's    dismissal,    there   were   no   disagreements
("Disagreements") as defined in Item 304(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange
Commission   ("Regulation  S-K")  with  Weaver  on  any  matters  of  accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference to the subject matter of the Disagreements in its reports. In addition, during the Company's two most recent fiscal years and in any subsequent interim period preceding Weaver's dismissal, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Weaver furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as an exhibit.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 16 Letter from Weaver and Tidwell, LLP dated March 8, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NEUROTECH DEVELOPMENT CORPORATION

                        Dated: November 13, 2002

                        By:     /s/ Bernard Artz
                                ------------------------------------
                        Name:   Bernard Artz
                        Title:  Chairman and Chief Financial Officer




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                                                                      EXHIBIT 16

                             WEAVER AND TIDWELL, LLP
                               Three Forest Plaza
                          12221 Merit Drive, Suite 1400
                            Dallas, Texas 75251-2280



 March 8, 2002

 Securities and Exchange Commission
 Washington, D.C. 50249

 Re: Neurotech Development Corporation 8-K Filing dated March 4, 2002

                               (File No. 0-15179)


 Dear Sir or Madam:

 We have reviewed Item 4 of the Form 8-K of Neurotech Development Corporation dated March 4, 2002 and agree with the statements concerning our firm therein.

 Very truly yours,


 /s/  Weaver and Tidwell, LLP
 ----------------------------
      Weaver and Tidwell, LLP




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